Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	February 1, 2014	February 2, 2013
Assets
Current assets:
Cash and cash equivalents	$33,431	$59,186
Accounts receivable, less allowance for uncollectible accounts of $1,320 and $1,302	25,152	23,897
Merchandise inventories	672,354	641,208
Prepaid expenses	29,282	28,908
Other current assets	63,405	60,438
Assets held for disposal	2,013	—
Total current assets	825,637	813,637
Property and equipment, net of accumulated depreciation of $1,227,121 and $1,162,909	625,525	657,270
Goodwill	56,794	46,917
Deferred income taxes	57,686	47,691
Other long-term assets	39,839	38,434
Total assets	$1,605,481	$1,603,949

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$256,031	$244,696
Trade payable program liability	129,801	149,718
Accrued expenses	237,403	232,277
Deferred income taxes	69,373	58,441
Current maturities of long-term debt	2,000	2,000
Total current liabilities	694,608	687,132

Long-term debt less current maturities	199,500	198,000
Other long-term liabilities	48,485	53,818
Deferred gain from asset sales	114,823	127,427
Commitments and contingencies
Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557
Additional paid-in capital	297,009	295,679
Retained earnings	432,332	430,148
Accumulated other comprehensive income (loss)	379	(980)
Treasury stock, at cost - 15,358,872 shares and 15,431,298 shares	(250,212)	(255,832)
Total stockholders’ equity	548,065	537,572
Total liabilities and stockholders’ equity	$1,605,481	$1,603,949

Supplemental balance sheet information:
Working capital	$131,029	$126,505
Current ratio	1.19	1.18
Accounts payable to inventory ratio	57.4%	61.5%
Total debt as a percent of total capitalization	26.9%	27.1%
Debt as a percent of total capitalization, net	23.5%	20.8%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE (LOSS) INCOME

(dollar amounts in thousands, except per share amounts)

	Thirteen and fourteen weeks ended				Fifty-two and fifty-three weeks ended
	February 1, 2014		February 2, 2013		February 1, 2014			February 2, 2013
		%		%		%			%
	Amount	Sales	Amount	Sales	Amount	Sales		Amount	Sales

Merchandise sales	$384,884	77.6	$417,090	78.6	$1,608,697	77.8		$1,643,948	78.6
Service revenue	110,849	22.4	113,757	21.4	457,871	22.2		446,782	21.4
Total revenues	495,733	100.0	530,847	100.0	2,066,568	100.0		2,090,730	100.0
Costs of merchandise sales	270,233	70.2	296,462	71.1	1,108,359	68.9		1,159,994	70.6
Costs of service revenue	121,484	109.6	117,179	103.0	470,832	102.8		439,236	98.3
Total costs of revenues	391,717	79.0	413,641	77.9	1,579,191	76.4		1,599,230	76.5
Gross profit from merchandise sales	114,651	29.8	120,628	28.9	500,338	31.1		483,954	29.4
Gross (loss) profit from service revenue	(10,635)	(9.6)	(3,422)	(3.0)	(12,961)	(2.8)		7,546	1.7
Total gross profit	104,016	21.0	117,206	22.1	487,377	23.6		491,500	23.5
Selling, general and administrative expenses	110,617	22.3	117,401	22.1	464,852	22.5		463,416	22.2
Pension settlement expense	—	—	17,753	3.3	—	—		17,753	0.8
Net (loss) gain from dispositions of assets	(13)	—	1,554	0.3	(227)	—		1,323	0.1
Operating (loss) profit	(6,614)	(1.3)	(16,394)	(3.1)	22,298	1.1		11,654	0.6
Merger termination fees, net	—	—	—	—	—	—		42,816	2.0
Other income	422	0.1	366	0.1	1,789	0.1		2,012	0.1
Interest expense	3,912	0.8	3,982	0.8	14,797	0.7		33,982	1.6
(Loss) earnings from continuing operations before income taxes and discontinued operations	(10,104)	(2.0)	(20,010)	(3.8)	9,290	0.4		22,500	1.1
Income tax (benefit) expense	(6,837)	67.7 (1)	(5,690)	28.4 (1)	2,237	24.1	(1)	9,345	41.5	(1)
(Loss) earnings from continuing operations before discontinued operations	(3,267)	(0.7)	(14,320)	(2.7)	7,053	0.3		13,155	0.6
Loss from discontinued operations, net of tax	(64)	—	(223)	—	(188)	—		(345)	—
Net (loss) earnings	(3,331)	(0.7)	(14,543)	(2.7)	6,865	0.3		12,810	0.6

Basic (loss) earnings per share:
(Loss) earnings from continuing operations before discontinued operations	$(0.06)		$(0.27)		$0.13			$0.25
Discontinued operations, net of tax	—		—		—			(0.01)
Basic (loss) earnings per share	$(0.06)		$(0.27)		$0.13			$0.24

Diluted (loss) earnings per share:
(Loss) earnings from continuing operations before discontinued operations	$(0.06)		$(0.27)		$0.13			$0.24
Discontinued operations, net of tax	—		—		—			—
Diluted (loss) earnings per share	$(0.06)		$(0.27)		$0.13			$0.24

Other comprehensive income:
Defined benefit plan adjustment, net of tax	—		8,634		—			9,696
Derivative financial instruments adjustment, net of tax	40		436		1,359			6,973
Other comprehensive income	40		9,070		1,359			16,669
Comprehensive (loss) income	$(3,291)		$(5,473)		$8,224			$29,479

(1) As a percentage of (loss) earnings from continuing operations before income taxes and discontinued operations.

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Fifty-two and fifty-three weeks ended	February 1, 2014	February 2, 2013

Cash flows from operating activities:
Net earnings	$6,865	$12,810
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss from discontinued operations	188	345
Depreciation	78,439	79,104
Amortization of deferred gain from asset sales	(12,604)	(12,846)
Amortization of deferred financing costs	2,993	4,431
Stock compensation expense	2,992	1,299
Deferred income taxes	(79)	7,576
Net loss (gain) from dispositions of assets	227	(1,323)
Loss from asset impairment	7,659	10,555
Other	(493)	(269)
Changes in assets and liabilities, net of the effects of acquisitions:
Increase in accounts receivable, prepaid expenses and other	(6,511)	(602)
Increase in merchandise inventories	(31,146)	(27,074)
Increase in accounts payable	8,378	984
Increase in accrued expenses	6,115	10,481
(Decrease) increase in other long-term liabilities	(3,345)	3,487
Net cash provided by continuing operations	59,678	88,958
Net cash used in discontinued operations	(274)	(467)
Net cash provided by operating activities	59,404	88,491

Cash flows from investing activities:
Capital expenditures	(53,982)	(54,696)
Proceeds from dispositions of assets	21	5,588
Cash paid for acquisitions	(10,694)	—
Additions to collateral investment	(2,312)	(3,654)
Release of collateral investment	1,650	—
Net cash used in investing activities	(65,317)	(52,762)

Cash flows from financing activities:
Borrowings under line of credit agreements	40,745	2,319
Payments under line of credit agreements	(37,245)	(2,319)
Borrowings on trade payable program liability	154,985	179,751
Payments on trade payable program liability	(174,902)	(115,247)
Payment for finance issuance cost	(770)	(6,520)
Borrowings under new debt	—	200,000
Debt payments	(2,000)	(295,122)
Proceeds from stock issuance	2,095	2,693
Repurchase of common stock	(2,750)	(342)
Net cash used in financing activities	(19,842)	(34,787)
Net (decrease) increase in cash and cash equivalents	(25,755)	942
Cash and cash equivalents at beginning of period	59,186	58,244
Cash and cash equivalents at end of period	$33,431	$59,186

Supplemental cash flow information:
Cash paid for income taxes	$4,377	$2,826
Cash received from income tax refunds	1,251	108
Cash paid for interest	12,027	31,290
Accrued purchases of property and equipment	3,467	1,371

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED (LOSS) EARNINGS PER SHARE	(in thousands, except per share data)

		Thirteen and fourteen weeks ended		Fifty-two and fifty-three weeks ended
		February 1, 2014	February 2, 2013	February 1, 2014	February 2, 2013

(a) (Loss) earnings from continuing operations before discontinued operations		$(3,267)	$(14,320)	$7,053	$13,155
Loss from discontinued operations, net of tax		(64)	(223)	(188)	(345)

Net (loss) earnings		$(3,331)	$(14,543)	$6,865	$12,810

(b) Basic average number of common shares outstanding during period		53,422	53,364	53,378	53,225

Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		546	611	585	729

(c) Diluted average number of common shares assumed outstanding during period		53,968	53,975	53,963	53,954

Basic (loss) earnings per share:
(Loss) earnings from continuing operations before discontinued operations	(a) / (b)	$(0.06)	$(0.27)	$0.13	$0.25
Discontinued operations, net of tax		—	—	—	(0.01)
Basic (loss) earnings per share		$(0.06)	$(0.27)	$0.13	$0.24

Diluted (loss) earnings per share:
(Loss) earnings from continuing operations before discontinued operations	(a) / (c)	$(0.06)	$(0.27)	$0.13	$0.24
Discontinued operations, net of tax		—	—	—	—
Diluted (loss) earnings per share		$(0.06)	$(0.27)	$0.13	$0.24

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen and fourteen weeks ended		Fifty-two and fifty-three weeks ended
	February 1, 2014	February 2, 2013	February 1, 2014	February 2, 2013

Capital expenditures	$15,648	$17,936	$53,982	$54,696
Depreciation	$18,498	$19,825	$78,439	$79,104
Non-operating income:
Net rental revenue	$377	$344	$1,409	$1,645
Investment income	43	48	175	181
Merger termination fees, net	—	—	—	42,816
Other income	2	(26)	205	186
Total	$422	$366	$1,789	$44,828

Comparable sales percentages:
Service	1.4%	3.2%	1.6%	1.3%
Merchandise	-3.4%	-4.1%	-2.1%	-2.9%
Total	-2.4%	-2.6%	-1.3%	-2.0%

Total square feet of retail space (including service centers)			12,907,000	12,777,000

Store count
Supercenter			568	567
Service & Tire Center			225	185
Retail Only			6	6
Total			799	758

Sales and gross profit by line of business (A):
Service center revenue	$269,131	$278,554	$1,110,958	1,095,284
Retail sales	226,602	252,293	955,610	995,446
Total revenues	$495,733	$530,847	$2,066,568	$2,090,730

Gross profit from service center revenue, prior to impairment charge	$43,942	$47,881	$215,181	214,240
Service center revenue impairment charge	(1,836)	(827)	(5,328)	(5,445)
Gross profit from service center revenue	$42,106	$47,054	$209,853	$208,795

Gross profit from retail sales, prior to impairment charge	$62,851	$71,078	$279,855	287,815
Retail sales impairment charge	(941)	(926)	(2,331)	(5,110)
Gross profit from retail sales	$61,910	$70,152	$277,524	$282,705

Total gross profit	$104,016	$117,206	$487,377	$491,500

Comparable sales percentages by line of business (A):
Service center revenue	-0.3%	-1.6%	0.2%	0.3%
Retail sales	-4.6%	-3.6%	-3.1%	-4.4%
Total revenues	-2.4%	-2.6%	-1.3%	-2.0%

Gross profit percentage by line of business (A):
Gross profit percentage from service center revenue, prior to impairment charge	16.3%	17.2%	19.4%	19.6%
Impairment charge	(0.7)	(0.3)	(0.5)	(0.5)
Gross profit percentage from service center revenue	15.6%	16.9%	18.9%	19.1%

Gross profit percentage from retail sales, prior to impairment charge	27.7%	28.2%	29.3%	28.9%
Impairment charge	(0.4)	(0.4)	(0.2)	(0.5)
Gross profit percentage from retail sales	27.3%	27.8%	29.0%	28.4%

Total gross profit percentage	21.0%	22.1%	23.6%	23.5%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.